UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________________
FORM 8-K
_________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 18, 2024
Date of Report (Date of earliest event reported)
________________________________________________________
QT IMAGING HOLDINGS, Inc.
(Exact name of Registrant as Specified in Charter)
________________________________________________________

Delaware	001-40839	86-1728920
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation or Organization)	File Number)	Identification Number)

3 Hamilton Landing, Suite 160
Novato, CA 94949
(Address of principal executive offices, including Zip Code)
(650) 276-7040
(Registrant's telephone number, including area code)
________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, par value $0.0001 per share	QTI	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Definitive Material Agreement

As previously disclosed, on May 31, 2023, QT Imaging Holdings, Inc., a Delaware corporation (the “Company” or “QT Imaging”), entered into a confidential Sales Agent Agreement with NXC Imaging, Inc. (“NXC”), a wholly-owned subsidiary of Canon Medical Systems USA, Inc. (“CMSU”) (the “Sales Agent Agreement”), pursuant to which QT Imaging appointed NXC as (i) a non-exclusive agent for the sale of QT Imaging products and services in non-exclusive territories: the U.S., U.S. territories, and U.S. Department of Defense installations, and (ii) an exclusive servicer of QT Imaging products sold by NXC under the terms of the Sales Agent Agreement.

On June 18, 2024, QT Imaging entered into that certain Distribution Agreement with NXC (the “Distribution Agreement”), effective as of June 10, 2024, which will thereafter govern the parties’ sales and distribution relationship, replacing the Sales Agent Agreement. Under the Distribution Agreement, NXC is appointed as the exclusive reseller to market, advertise, and resell certain Equipment (as defined in the Distribution Agreement) in the U.S. and U.S. territories. NXC will purchase for the purpose of reselling, leasing or renting the same directly to its customers, but is not obligated to purchase any particular quantity of Equipment from QT Imaging. QT Imaging has reserved the right to sell directly to customers as an exception. Furthermore, QT Imaging may, in Seller’s sole discretion, sell the Equipment to any other person or entity anywhere in the world without notice to NXC or NXC’s prior consent. NXC is also allowed to assign sales agents for the purpose of equipment sales. NXC’s purchases will be in accordance with a product pricing schedule attached to the Distribution Agreement as Exhibit B (subject to change upon 60 days’ prior written notice by QT Imaging), provided that neither NXC nor its assigned sales agents may mark-up the cost of the Equipment more than twenty percent (20%) unless otherwise mutually agreed to between NXC and QT Imaging. Each order will include information reasonably requested by QT Imaging. Each order is subject to QT Imaging’s acceptance, after which it becomes an approved order (“Approved Order”). Any such Approved Orders are non-cancellable and not subject to rescheduling after acceptance by QT Imaging. Any orders not accepted by QT Imaging in writing are deemed rejected.

Except as otherwise set forth in an applicable Approved Order, QT Imaging will invoice NXC for Equipment as follows: fifty percent (50%) upon receipt of the applicable Approved Order, and fifty percent (50%) upon shipment of the Equipment. Except as otherwise set forth in an applicable Approved Order, NXC shall pay fees within fifteen days after the date of its receipt of an invoice from QT Imaging. QT Imaging retains a security interest in the Equipment to secure payment of the purchase price and NXC will take all actions reasonably requested to perfect such security interest.

Except as otherwise set forth in an applicable Approved Order, delivery of the Equipment and all other items supplied from QT Imaging to NXC will be F.O.B. Origin QTI (Novato, California). Title and risk of loss of the Equipment and all other items will pass to NXC upon pickup from QT Imaging’s site.

The Distribution Agreement contains limited warranties with respect to the Equipment and relevant spare parts, a disclaimer of other warranties, rights to indemnification as stated in the Distribution Agreement, and a limitation of liability. The Distribution Agreement also addresses after sale servicing, and the provision of space parts, although QT Imaging is under no obligation to provide spare parts to NXC but may elect to supply NXC with spare parts during the term of the Distribution Agreement upon reasonable request by NXC and subject to availability of such parts to QT Imaging. NXC is required to maintain an adequate supply of spare parts to provide timely support of Equipment. When introducing, during or for five years after the term of the Distribution Agreement, (i) an upgrade to software (i.e., added functionality) for use with the Equipment, QT Imaging shall, on NXC’s request, provide NXC with a media device containing the software so upgraded at reasonable prices to be agreed upon between the parties in writing; (ii) a premium upgrade (i.e., GPU upgrades) for use with the Equipment, QT Imaging may, at QT Imaging’s sole discretion, provide the upgrade to the Equipment at an additional cost to NXC to be agreed upon between the parties in writing; or (iii) an update to the software (i.e., bug fixes or error corrections) for use with the Equipment, QT Imaging shall provide the update to the Equipment at no additional cost to NXC.

The term of the Distribution Agreement will remain in effect until December 31, 2025, unless earlier terminated or extended by mutual written agreement.

The foregoing description is qualified in its entirety by reference to the Distribution Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 1.02     Termination of a Definitive Material Agreement

QT Imaging, NXC, and CMSU, as the parties to the Sales Agent Agreement, having agreed to replace the Sales Agent Agreement with the Distribution Agreement, have mutually agreed to terminate the Sales Agent Agreement effective as of the entry into the Distribution Agreement.

Item 9.01     Financial Statements and Exhibits.
(d)Exhibits:

Exhibit No.	Description
10.1*	Distribution Agreement, dated as of June 10, 2024, by and between QT Imaging Holdings, Inc. and NXC Imaging, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2) because it is both (i) immaterial and (ii) treated by the Company as private and confidential. The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	June 25, 2024	QT Imaging Holdings, Inc.
		By:	/s/ Raluca Dinu
		Name:	Raluca Dinu
		Title:	Chief Executive Officer